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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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                Date of Report (date of earliest event reported):
                                 July 31, 2003


                                                    Synthetech, Inc.

             (Exact name of registrant as specified in its charter)


            Oregon                       0-12992                84-0845771
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  (State or other jurisdiction       (Commission File       (I.R.S. Employer
       of incorporation)                 Number)           Identification No.)


              1290 Industrial Way, P.O. Box 646, Albany, OR 97321
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              (Address of principal executive offices and zip code)

                                 (541) 967-6575
              (Registrant's telephone number, including area code)









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Item 12. Results of Operations and Financial Condition

On July 31, 2003, Synthetech, Inc. issued a press release announcing earnings for the first quarter of fiscal 2004.

The information provided hereunder, including the exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

(c) Exhibits.

         12.1 Press release dated July 31, 2003, issued by
              Synthetech, Inc.













                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: July 31, 2003                                 Synthetech, Inc.


                                                By:  /s/ Gary A. Weber
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                                                     Gary A. Weber
                                                     Chief Financial Officer






                                  EXHIBIT INDEX

12.1 Press Release of Synthetech, Inc. dated July 31, 2003.